UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2013
____________________

EVERYWARE GLOBAL, INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 N. Pierce Avenue, Lancaster, Ohio 43130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 687-2500

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

As previously announced, Clinton Magnolia Master Fund, Ltd., the sponsor of ROI Acquisition Corp. (now known as EveryWare Global, Inc.) (the “Company”) , and Clinton Spotlight Master Fund, L.P. (“Spotlight”), an affiliate of Clinton Magnolia Master Fund, Ltd. (the “Sponsor”), each entered into a Common Stock Purchase Agreement with the Company on May 20, 2013 for the purchase of 1,050,000 and 600,000 shares, respectively, of the Company’s common stock at a purchase price of $10.00 per share immediately prior to the closing of the Company’s proposed acquisition (the “Business Combination”) of EveryWare Global, Inc. (“Former EveryWare”).

A copy of each Common Stock Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of each Common Stock Purchase Agreement is qualified in its entirety by reference thereto.

Also as previously announced, the Company entered into a Lockup Agreement with the Sponsor and Spotlight on May 20, 2013, pursuant to which all shares purchased by the Sponsor and Spotlight are subject to a 180-day lock-up on the same terms as the lock-ups on the shares being issued by the Company to the stockholders of Former EveryWare in the Business Combination. A copy of the Lockup Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Lockup Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of the Company’s common stock to be issued in connection with the Common Stock Purchase Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the registration requirements as provided in Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01   Other Events.

On May 21, 2013, the Company issued a press release announcing the results of the special meeting in lieu of the 2013 annual meeting of stockholders and the special meeting of public warrantholders held today. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1*	Common Stock Purchase Agreement, dated May 20, 2013, between ROI Acquisition Corp. and Clinton Magnolia Master Fund, Ltd.

10.2*	Common Stock Purchase Agreement, dated May 20, 2013, between ROI Acquisition Corp. and Clinton Spotlight Master Fund, L.P.

10.3*	Lockup Agreement, dated May 20, 2013, among ROI Acquisition Corp., Clinton Spotlight Master Fund, L.P. and Clinton Magnolia Master Fund, Ltd.

99.1*	Press Release, dated May 21, 2013.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERYWARE GLOBAL, INC.

Dated: May 21, 2013	By:	/s/ Kerri Cardenas Love
Name: Kerri Cardenas Love
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1*	Common Stock Purchase Agreement, dated May 20, 2013, between ROI Acquisition Corp. and Clinton Magnolia Master Fund, Ltd.

10.2*	Common Stock Purchase Agreement, dated May 20, 2013, between ROI Acquisition Corp. and Clinton Spotlight Master Fund, L.P.

10.3*	Lockup Agreement, dated May 20, 2013, among ROI Acquisition Corp., Clinton Spotlight Master Fund, L.P. and Clinton Magnolia Master Fund, Ltd.

99.1*	Press Release, dated May 21, 2013.

* Filed herewith.